UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): NOVEMBER 5, 2004



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                       0-8623                    11-2400145
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                               486 AMHERST STREET
                           NASHUA, NEW HAMPSHIRE 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

     On November 12, 2004, the Registrant filed a Form 8-K stating that its Chief Financial Officer had resigned on November 5, 2004. The Form 8-K attached a press release announcing this event. The press release erroneously implied that its auditor, Grant Thornton LLP, would be assisting the Registrant in identifying candidates to replace Mr. Lucas. Because of its independence requirements, Grant Thornton LLP does not provide such assistance.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2004


                                           ROBOTIC VISION SYSTEMS, INC.



                                           By:  /s/ Pat V. Costa
                                                --------------------------
                                                Pat V. Costa
                                                Chairman, President and
                                                Chief Executive Officer